Exhibit 99.1

Vireo Growth Announces Asset Based Credit Facility

Facility enhances financial flexibility and supports continued execution of the Company's disciplined growth strategy

MINNEAPOLIS, Minnesota, August 7, 2026 -- Vireo Growth Inc. (CSE: VREO) (OTCQX: VREOF) (“Vireo” or the “Company”), a leading vertically integrated cannabis company and agricultural markets platform, today announced that certain of its indirect non-cannabis subsidiaries have entered into a senior secured asset-based revolving credit facility providing a $65 million initial commitment, expandable to $85 million and further to $105 million through a $20 million accordion feature, subject to customary conditions.

Borrowings under the revolving credit facility bear interest, at the Borrowers' election, at either Term Secured Overnight Financing Rate (SOFR) plus an applicable margin of 1.75% to 2.00%, or the base rate plus an applicable margin of 0.75% to 1.00%, with the applicable margin determined by average availability. The facility also carries a 0.25% annual unused commitment fee on undrawn commitments.

The five-year revolving credit facility was established pursuant to a credit agreement led by Bank of Montreal, as Administrative Agent, with BMO Capital Markets acting as arranger and bookrunner.

Proceeds from the facility may be used to refinance certain existing indebtedness of the subsidiaries, fund working capital, capital expenditures and other general corporate purposes, and finance permitted acquisitions.

"This facility marks an important milestone in the continued evolution of Vireo's capital structure and further enhances our financial flexibility," said Tyson Macdonald, Chief Financial Officer of Vireo. "We believe this financing provides an efficient and scalable source of capital to support our disciplined acquisition strategy, invest in organic growth initiatives, and continue integrating and optimizing recently acquired businesses. We are pleased to partner with Bank of Montreal and the lending group as we continue executing on our long-term strategy."

The revolving credit facility has a five-year term and is secured by substantially all of the assets of the Company’s non-cannabis subsidiaries that are parties to the credit facility. Additional information regarding the facility, including its material terms and conditions, will be included in the Company's regulatory filings.

About Vireo Growth Inc.

Vireo Growth Inc. (CSE: VREO; OTCQX: VREOF) is a leading vertically integrated cannabis company building a broad platform across cannabis and adjacent agricultural markets. The Company operates cultivation, manufacturing, retail dispensaries, home delivery, distribution, and agricultural supply businesses across the United States, creating exposure to both cannabis and complementary adjacent markets. With operations in 10 states and more than 170 dispensaries nationwide, Vireo combines disciplined capital allocation, strategic acquisitions, and local market execution to scale its platform and drive long-term shareholder value. The Company is focused on expanding market share and strengthening its portfolio of consumer brands and services, while supporting the customers, employees, shareholders, and communities it serves. For more information about Vireo, visit www.vireogrowth.com.

Forward-Looking Information

This press release contains “forward-looking information” or “forward-looking statements” within the meaning of applicable United States and Canadian securities legislation (referred to herein as “forward-looking information”). To the extent any forward-looking information in this press release constitutes “financial outlooks” within the meaning of applicable United States or Canadian securities laws, this information is being provided as preliminary financial results; the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks. Forward-looking information contained in this press release may be identified by the use of words such as “should,” “believe,” “estimate,” “would,” “looking forward,” “may,” “continue,” “expect,” “expected,” “will,” “likely,” “subject to,” and variations of such words and phrases, or any statements or clauses containing verbs in any future tense and includes statements regarding expectations around the integration of recent acquisitions and investment in organic growth opportunities and its expected benefits; and expectations around the new credit facility, its expected benefits and its possible uses. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company or its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although the Company believes that the expectations and assumptions on which such forward-looking information is based are reasonable, the reader should not place undue reliance on the forward-looking information because the Company can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to: integration of recent acquisitions, some of which are beyond the Company’s control; investment in organic growth opportunities, the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties; and the interests of various constituents; the nature, cost, impact and outcome of pending and future litigation, other legal or regulatory proceedings, or governmental investigations and actions; risks related to the timing and content of adult-use legislation in markets where the Company currently operates; current and future market conditions, including the market price of the subordinate voting shares of the Company; risks related to epidemics and pandemics; federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws and regulations in the United States relating to cannabis operations in the United States and any changes to such laws or regulations; operational, regulatory and other risks; execution of business strategy; management of growth; difficulties inherent in forecasting future events; conflicts of interest; risks inherent in an agricultural business; risks inherent in a manufacturing business; liquidity and the ability of the Company to raise additional financing to continue as a going concern; the Company’s ability to meet the demand for flower in its various markets; our ability to dispose of our assets held for sale at an acceptable price or at all; and risk factors set out in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which are available on EDGAR with the U.S. Securities and Exchange Commission at www.sec.gov and filed with the Canadian securities regulators and available under the Company’s profile on SEDAR+ at www.sedarplus.com.

The statements in this press release are made as of the date of this release. Except as required by law, we undertake no obligation to update any forward-looking statements or forward-looking information to reflect events or circumstances after the date of such statements.

Contact Information:

Lynn Ricci

Director Investor Relations & Corporate Communications

investor@vireogrowth.com

781-956-7052